Q2 2020 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO TIM OLIVER, CFO July 28, 2020 1

NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” "may," and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding NCR’s plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; business continuity plans relating to the NCR Global Fulfillment Center in Mt. Juliet, Tennessee; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on our customers’ businesses and their ability to pay; expectations regarding our operating goals and actions to manage these goals; expectations regarding our cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on our employee base; expectations regarding our ability to capitalize on market opportunities; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s financial outlook and that investors should no longer rely on NCR’s previously issued 2020 guidance that has been withdrawn; expectations regarding our continued focus on our long-term fundamentals, including, but, not limited to, execution of NCR's recurring revenue strategy and accelerated growth including its transformation to an as-a-Service company; and accelerated shift towards contactless commerce and digital transformation; and NCR’s expected areas of focus to drive growth and create long-term stockholder value. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 28, 2020, and those factors detailed from time to time in NCR's other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated July 28, 2020, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. 2 These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

NOTES TO INVESTORS NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" means revenue for products and services under contract for which revenue is recognized over time and (ii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 3

COVID-19 Update • Q2 2020 impacted by COVID-19 as expected • Expect COVID-19 to impact at least the remainder of 2020 • Build cash reserve to improve financial liquidity and flexibility ◦ Ended Q2 2020 with $1.7 billion cash on the balance sheet ◦ Expect to be FCF positive for 2020 • Accelerated shift towards contactless commerce and digital transformation 4

Q2 2020 OVERVIEW Managing through COVID-19 UNCERTAINTY RECURRING REVENUE up 7% CC ACCELERATED MOMENTUM in shift to recurring revenue FREE CASH FLOW of $171M STRONG LIQUIDITY Position 5

OPERATING FRAMEWORK • Executing plan to get us through tough period • Strategic advisors, elevating customer relationships • Accelerating NCR as a Service transformation • Simplify and enhance product offerings • Driving improvements and change company-wide 6

SHIFT TO CONTACTLESS COMMERCE 7

SHIFT TO CONTACTLESS COMMERCE 8

SHIFT TO CONTACTLESS COMMERCE 9

Q2 2020 FINANCIAL RESULTS Revenue FX Impact Adjusted EBITDA ($23)M $1.71 $263 Shift to $1.48 Shift to $201 Recurring billion Recurring million ($18)M billion ($22)M million Q2 2019 Q2 2020 Q2 2019 Q2 2020 Revenue down 13% as reported and down 12% CC; Adjusted EBITDA down 24%; Decline due to COVID-19 and shift to recurring Decline due to COVID-19 and shift to recurring Non-GAAP Diluted EPS Free Cash Flow FX Impact ($0.02) $171 $9 $0.76 $0.27 Shift to million Recurring million ($0.09) Q2 2019 Q2 2020 Q2 2019 Q2 2020 Non-GAAP EPS down due to decline in Free cash flow up due to focus operating earnings as well as higher tax rate on working capital improvements 10

BANKING $ in millions Revenue Operating Income $868 $763 $129 $92 Q2 2019 Q2 2020 Q2 2019 Q2 2020 Key Highlights • Revenue down 11% CC due to the continued impact of the COVID-19 pandemic driven by a 25% decline in ATM hardware revenue. An accelerated shift from selling perpetual software licenses to recurring revenue also impacted the year over year revenue comparison. • Operating Income down driven by the decline in revenue partially offset by a reduction in operating expenses. 11

RETAIL $ in millions Revenue Operating Income $558 $483 $40 $17 Q2 2019 Q2 2020 Q2 2019 Q2 2020 Key Highlights • Revenue down 13% CC due to large customer hardware roll-out in the prior year period as well as continued impacts from the COVID-19 pandemic. • Operating Income down driven by the decline in revenue partially offset by a reduction in operating expenses. 12

HOSPITALITY $ in millions Revenue Operating Income $202 $160 $13 $0 Q2 2019 Q2 2020 Q2 2019 Q2 2020 Key Highlights • Revenue down 20% CC mainly attributable to the COVID-19 pandemic. • Operating Income down driven by the reduction in revenue partially offset by a reduction in operating expenses. 13

SUPPLEMENTAL REVENUE $ in millions Q2 2020 Q2 2019 % Change % Change CC Software $460 $496 (7%) (6%) Services $605 $622 (3%) —% Hardware $419 $592 (29%) (29%) ATM $233 $312 (25%) (25%) SCO/POS $186 $280 (34%) (33%) Total Revenue $1,484 $1,710 (13%) (12%) Recurring Revenue $814 $776 5% 7% Recurring Revenue % 55% 45% Key Highlights • Software decline driven by continued impact from COVID-19 as well as the shift from perpetual to recurring revenue • Services impacted from COVID-19 pandemic mainly due to lower implementation services partially offset by an increase in recurring revenue • Hardware decline driven by continued impact from the COVID-19 pandemic as well as large customer roll-out in the prior year period • Recurring Revenue growth driven by increase in cloud, professional services, and recurring services revenue 14

FREE CASH FLOW, NET DEBT & EBITDA $ in millions Free Cash Flow Q2 2020 Q2 2019 Cash provided by Operating Activities $229 $87 Total capital expenditures ($61) ($73) Cash used in Discontinued Operations $3 ($5) Free Cash Flow $171 $9 Net Debt & EBITDA Q2 2020 Q1 2020 Q2 2019 Debt $4,690 $4,385 $3,116 Cash ($1,681) ($1,214) ($335) Net Debt $3,009 $3,171 $2,781 Adjusted EBITDA LTM $966 $1,028 $986 Net Debt / Adjusted EBITDA 3.1x 3.1x 2.8x 15

LOOKING FORWARD • Execute NCR As-A-Service 80/60/20 Strategy • Capitalize on changing consumer preferences with digital first solutions • Continue to launch innovative solutions • Maintain strong cash reserve and financial flexibility • Drive cash flow generation 16

SUPPLEMENTARY MATERIALS 17

Q2 2020 GAAP RESULTS $ in millions, except per share amounts % Change Q2 2020 Q2 2019 As Reported Revenue $1,484 $1,710 (13%) Gross Margin 372 471 (21)% Gross Margin Rate 25.1% 27.5% Operating Expenses 283 314 (10)% % of Revenue 19.1% 18.4% Operating Income 89 157 (43)% % of Revenue 6.0% 9.2% Interest and other expense (59) (54) 9% Income Tax Expense (Benefit) (34) 15 (327%) Effective Income Tax Rate (113.3)% 14.6% Net Income from Continuing Operations (attributable to NCR) $64 $88 (27%) Diluted EPS $0.44 $0.58 (24)% 18

Q2 2020 OPERATIONAL RESULTS $ in millions, except per share amounts % Change Q2 2020 Q2 2019 % Change Constant As Reported Currency Revenue $1,484 $1,710 (13%) (12%) Gross Margin (non-GAAP) 381 487 (22)% (19)% Gross Margin Rate (non-GAAP) 25.7% 28.5% (280 bps) (240 bps) Operating Expenses (non-GAAP) 265 295 (10%) (8%) % of Revenue 17.9% 17.3% 60bps 80bps Operating Income (non-GAAP) 116 192 (40%) (37%) % of Revenue 7.8% 11.2% (340)bps (320)bps Interest and other expense (non-GAAP) (59) (54) 9% 9% Income Tax Expense (non-GAAP) 19 22 (14)% (15)% Effective Income Tax Rate (non-GAAP) 33.3% 15.9% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 38 116 (67)% (65)% Diluted EPS (non-GAAP) $0.27 $0.76 (64%) (63%) 19

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. 20

NON-GAAP MEASURES Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. 21

NON-GAAP MEASURES NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non- GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. 22

GAAP TO NON-GAAP RECONCILIATION $ in millions Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q2 2020 Q1 2020 Q2 2019 LTM LTM LTM Q2 2020 Q2 2019 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 576 $ 600 $ 177 $ 64 $ 88 Pension Mark-to-Market Adjustments 75 75 (45) — — Transformation & Restructuring Costs 31 37 181 8 14 Acquisition-Related Amortization of Intangibles 85 87 83 19 21 Acquisition-Related Costs 3 3 5 — — Long-lived and Intangible Asset Impairment Charges — — — — — Internal reorganization & IP Transfer (37) (37) — — — Interest Expense 214 202 176 57 45 Interest Income (4) (4) (5) (1) (1) Depreciation and Amortization 249 237 232 68 56 Income Taxes (330) (281) 102 (34) 15 Stock Compensation Expense 104 109 80 20 25 Adjusted EBITDA (non-GAAP) $ 966 $ 1,028 $ 986 $ 201 $ 263 23

GAAP TO NON-GAAP RECONCILIATION Q2 2020 $ in millions, except per share amounts Acquisition- Q2 QTD 2020 Transformation related VA Release & Q2 QTD 2020 non- GAAP Costs amortization of Other GAAP intangibles Product revenue $481 $— $— $— $481 Service revenue 1,003 — — — 1,003 Total revenue 1,484 — — — 1,484 Cost of products 411 (3) (2) — 406 Cost of services 701 (2) (2) — 697 Gross margin 372 5 4 — 381 Gross margin rate 25.1% 0.3% 0.3% —% 25.7% Selling, general and administrative expenses 234 (3) (15) — 216 Research and development expenses 49 — — — 49 Total operating expenses 283 (3) (15) — 265 Total operating expense as a % of revenue 19.1% (0.2)% (1.0)% —% 17.9% Income from operations 89 8 19 — 116 Income from operations as a % of revenue 6.0% 0.5% 1.3% —% 7.8% Interest and Other (expense) income, net (59) — — — (59) Income from continuing operations before income 30 8 19 — 57 taxes Income tax (benefit) expense (34) 1 4 48 19 Effective income tax rate (113.3)% 33.3% Income from continuing operations 64 7 15 (48) 38 Net income (loss) attributable to noncontrolling — — — — — interests Income from continuing operations (attributable to NCR) $64 $7 $15 ($48) $38 Diluted earnings per share $0.44 $0.05 $0.11 ($0.34) $0.27 Diluted shares outstanding 128.9 142.3 24

GAAP TO NON-GAAP RECONCILIATION Q2 2020 $ in millions, except per share amounts Q2 QTD 2020 Q2 QTD 2020 non- GAAP GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $64 $38 Dividends on convertible preferred shares (7) — Income from continuing operations attributable to NCR common stockholders $57 $38 Weighted average outstanding shares: Weighted average diluted shares outstanding 128.9 128.9 Weighted as-if converted preferred shares — 13.4 Total shares used in diluted earnings per share 128.9 142.3 Diluted earnings per share (1) $0.44 $0.27 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 25

GAAP TO NON-GAAP RECONCILIATION Q2 2019 $ in millions, except per share amounts Acquisition- Q2 QTD 2019 Transformation & related Q2 QTD 2019 non- GAAP Restructuring amortization of GAAP Costs intangibles Product revenue $664 $— $— $664 Service revenue 1,046 — — 1,046 Total revenue 1,710 — — 1,710 Cost of products 539 (9) (2) 528 Cost of services 700 (1) (4) 695 Gross margin 471 10 6 487 Gross margin rate 27.5% 0.6% 0.4% 28.5% Selling, general and administrative expenses 252 (4) (15) 233 Research and development expenses 62 — — 62 Total expenses 314 (4) (15) 295 Total expense as a % of revenue 18.4% (0.1)% (0.9)% 17.3% Income from operations 157 14 21 192 Income from operations as a % of revenue 9.2% 0.8% 1.2% 11.2% Interest and Other (expense) income, net (54) — — (54) Income from continuing operations before income taxes 103 14 21 138 Income tax expense 15 3 4 22 Effective income tax rate 14.6% 15.9% Income from continuing operations 88 11 17 116 Net income attributable to noncontrolling interests — — — — Income from continuing operations (attributable to NCR) $88 $11 $17 $116 Diluted (loss) earnings per share $0.58 $0.07 $0.11 $0.76 Diluted shares outstanding 152.7 152.7 26

GAAP TO NON-GAAP RECONCILIATION Q2 2019 $ in millions, except per share amounts Q2 QTD 2019 Q2 QTD 2019 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $88 $116 Income from continuing operations attributable to NCR common $88 $116 stockholders Weighted average outstanding shares: Weighted average diluted shares outstanding 123.1 123.1 Weighted as-if converted preferred shares 29.6 29.6 Total shares used in diluted earnings per share 152.7 152.7 Diluted earnings per share (1) $0.58 $0.76 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 27

GAAP TO NON-GAAP RECONCILIATION Q2 2020 $ in millions Q2 2020 Q2 2019 Operating Income Operating Income Banking $92 $129 Retail 17 40 Hospitality — 13 Other 7 10 Total Operating Income (non-GAAP) 116 192 Less: Transformation and restructuring costs 8 14 Acquisition-related amortization of intangibles 19 21 Total Operating Income (GAAP) $89 $157 28

GAAP TO NON-GAAP RECONCILIATION Q2 2020 Q2 2020 Favorable (unfavorable) FX Constant Currency Revenue Revenue Growth % Reported impact Growth % (non-GAAP) Banking (12%) (1%) (11%) Retail (13%) —% (13%) Hospitality (21%) (1%) (20%) Other (5%) (3%) (2%) Total Revenue (13%) (1%) (12%) 29

GAAP TO NON-GAAP RECONCILIATION Q2 2020 Q2 2020 Favorable (unfavorable) FX Constant Currency Revenue Revenue Growth % Reported impact Growth % (non-GAAP) Software (7%) (1%) (6%) Services (3%) (3%) —% Hardware (29%) —% (29%) ATM (25%) —% (25%) SCO/POS (34%) (1%) (33%) Total Revenue (13)% (1%) (12%) Recurring Revenue 5% (2%) 7% 30

GAAP TO NON-GAAP RECONCILIATION Q2 2020 Favorable % Change Q2 2020 Operational Results % Change As (unfavorable) FX Constant Reported impact Currency Revenue (13%) (1%) (12%) Gross Margin (non-GAAP) (22%) (3%) (19%) Gross Margin Rate (non-GAAP) (280 bps) (40 bps) (240 bps) Operating Expenses (non-GAAP) (10%) (2%) (8%) % of Revenue 60 bps (20) bps 80 bps Operating Income (non-GAAP) (40%) (3%) (37%) % of Revenue (340)bps (20)bps (320)bps Interest and other expense (non-GAAP) 9% —% 9% Income Tax Expense (non-GAAP) (14%) 1% (15%) Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) (67%) (2%) (65%) Diluted EPS (non-GAAP) (64%) (1%) (63%) 31

THANK YOU 32